UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350 Kansas City, MO	64106
(Address of Registrant's Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Nominations.

CorEnergy Infrastructure Trust, Inc. (the “Company”), pursuant to the authorization of its Board of Directors (the “Board”) has determined that the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) will be held on Tuesday, June 29, 2021, at 10:00 a.m. (Central Time), at 1100 Walnut Street, Kansas City, Missouri in the Emerald room on the fourth floor. The record date for stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on Friday, April 23, 2021.

Because the date of the 2021 Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders, which was held on May 20, 2020, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on April 10, 2020, no longer apply. Pursuant to the Company’s Third Amended and Restated Bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this Form 8-K.

Pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must ensure that such proposal is received by, on or before the close of business on May 27, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting and must comply with the provisions contained in the Bylaws relating to stockholder proposals.

Additionally, a stockholder intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or to nominate persons for election to serve as a director of the Company, in each case in connection with the 2021 Annual Meeting, to be considered timely, must provide written notice of such proposal or nomination to the Company’s Chief Financial Officer not later than the close of business on May 27, 2021, in order to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act in respect of the 2021 Annual Meeting. Such proposals or nominations must comply with the advance notice provisions contained in the Bylaws.

Proposals and notices must be in writing and received by the Company’s Secretary, at 1100 Walnut Street, Suite 3350, Kansas City, Missouri 64106, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: May 17, 2021	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary